Exhibit 99.1

Certain personal information which would constitute an unwarranted invasion of personal privacy has been redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K. The Company hereby undertakes to supplementally furnish any redacted information to the SEC upon request.

23rd September 2025

PUSPARAJAN A/L VADIVELOO

(NRIC NO.920221-01-5639)

No. 15, Jalan Peria Tiga,

24/14C, Seksyen 24,

40300 Shah Alam, Selangor

RE: OFFER OF APPOINTMENT AS FINANCIAL CONTROLLER

We are pleased to offer you the below appointment subject to the terms and conditions outlined:-

1.	DESIGNATION AND REPORTING

1.1	You shall be designated as Financial Controller and shall report to your Superior and/or any other person nominated by the Company.

1.2	You shall carry out your duties and responsibilities as reasonably appropriate in relation to your designation.

2.	COMMENCEMENT OF EMPLOYMENT

Your employment with the Company under this letter of offer shall commence on 10th December 2025 (the “Commencement Date”) and shall continue for an indefinite term until terminated in accordance with the provision herein.

3.	HOURS OF WORK

3.1	Your normal working hours is as follows:-

Monday – Friday	8.30am to 5.30pm
Lunch Hour	1.00pm to 2.00pm

3.2	The above working hours and lunch hour are subject to change and it may be varied from time to time at the discretion of the Company.

4.	BASIC REMUNERATION AND EQUITY COMPENSATION

4.1	Your basic salary shall be RM 12,500.00 (Ringgit Malaysia Twelve Only) per month (the “Monthly Basic Salary”).

4.2	You will be entitled to receive equity in the form of US$50,000 worth of TGL shares per annum, subject to applicable vesting schedules and other restriction, in accordance with the Company’s equity compensation plan (“Equity Compensation”).

5.	EQUITY COMPENSATION

You shall be entitled to receive equity in the form of US$80,000 worth of TGL shares per annum, subject to applicable vesting schedules and other restriction, in accordance with the Company’s equity compensation plan.

6.	STATUTORY CONTRIBUTIONS AND MONTHLY TAX DEDUCTION

6.1	The Company will make contributions to EPF, SOCSO and EIS in accordance with the prevailing statutory requirements.

6.2	You will be subject to salary deduction for the contribution of employee’s portion in accordance with the prevailing statutory rates for the statutory bodies mentioned in Clause 6.1.

6.3	The employer’s voluntarily contributes a fixed rate of 13% on the employer’s EPF portion.

6.4	The Company shall deduct income tax from your gross income arising from your employment with the Company in accordance with the prevailing statutory rates.

7.	BENEFITS

7.1	Annual Bonus and Increment

The annual bonus and increment are at the sole discretion of the Company, subject to the Company’s financial performance and your performance.

7.2	Annual Leave

7.2.1	You shall be entitled to paid annual leaves as below: -

Period of Service	Entitlement (days)
Less than three (3) years	Fourteen (14)
Three (3) years or more but less
than five (5) years	Eighteen (18)
Five (5) years and above	Twenty-two (22)

7.2.2	All annual leave taken must have prior approval of the Company and any annual leave taken without prior approval of the Company may be considered as non-paid leave and your salary will be deducted accordingly.

7.2.3	You are entitled to annual leave in direct proportion to the number of completed months of service. The Company only allows employees to utilise the annual leave upon confirmation. Any leave taken during your probation period shall be considered as non-paid leave and your salary will be deducted accordingly.

7.2.4	You are required to apply annual leave SEVEN (7) days in advance for short leave which are two (2) days or less, and ONE (1) month in advance for long leave which are three (3) days or more and both are subject to approval from the Company.

7.2.5	The Company does not allow any unutilised annual leave to be carried forward over the next calendar year and shall be subject to forfeiture. The Company reserves the right to allow the above under special circumstances agreed in writing.

7.2.6	70% of yearly entitlement of annual leave must be cleared before October of each calendar year, the balance of the 30% of your entitlement of annual leave shall be valid until 31st of December of that particular year.

7.3	Sick Leave & Hospitalisation Leave

7.3.1	You are entitled to sick leave as follows: -

Period of Service	Entitlement (days)
Less than three (2) years	Fourteen (14)
Two (2) years or more but less
than five (5) years	Eighteen (18)
Five (5) years and above	Twenty-two (22)

7.3.2	In the case of hospitalisation, you shall be eligible up to sixty (60) days paid hospitalisation leave in aggregate for each calendar year subject to the certification by a registered medical practitioner. For the avoidance of the doubt, the hospitalisation leave herein is in addition to the sick leave in Clause 6.3.1.

7.3.3	The entitlement of sick leaves in Clause 6.3.1. and hospitalisation leaves in Clause 6.3.2. shall be subjected to:

(a)	examination at the expense of the Company by a registered medical practitioner duly appointed by the Company; or

(b)	if no such medical practitioner is appointed or, if having regard to the nature or circumstances of the illness, the services of the medical practitioner so appointed are not obtainable within a reasonable time or distance, by any other registered medical practitioner or by a medical officer.

7.3.4	The Company and/or your immediate superior must be notified within twentyfour (24) hours before work. Unless the situation does not permit otherwise, you should then notify as soon as practicable and provide evidence of such circumstance. Failure to provide any evidence will deem to be treated as “no show no call” basis and with two (2) consecutive occurrences, the Company reserves the right to terminate your employment.

7.3.5	All sick leave and hospitalisation leave taken must be supported by medical certificates (MC) which are duly endorsed by a registered medical practitioner or by a medical officer.

7.3.6	The sick leave and hospitalisation leave are based on per calendar year therefore any over utilisation will be deemed as unpaid leave and/or will result in salary deduction if termination or resignation notice is served.

7.3.7	Any unutilised sick leave and hospitalisation leave and claim in a calendar year, cannot be accumulated and neither can it be carried forward to the following year or paid for at the end of calendar year.

7.4	Insurance Coverage

7.4.1	You shall be entitled to the group hospitalisation & surgical insurance coverage upon confirmation of your employment with the Company.

7.4.2	The coverage whereof is based on number of years of continuous service with the Company and job position level at the material time.

7.5	Panel Clinic

7.5.1	You shall be entitled to the panel clinic and medical claim benefit (provided that such claim benefit shall only be utilised at the Company’s listed panel clinics) at the maximum of RM300 per calendar year whereby each claim shall be capped at maximum RM50 per visit during the particular calendar year.

7.5.2	If your employment is subject to probation under Clause 6 below, the employment shall first be confirmed prior to you being entitled to the benefits in Clause 6.5.1.

8.	PROBATION AND TERMINATION OF EMPLOYMENT

8.1	Probation

(a)	your probation shall be for a period of three (3) months from the Commencement Date. Your confirmation of employment is subject to your performance.

(b)	during or at the conclusion of the first three (3) months of service, your probation may be: -

(i)	confirmed with or without any salary adjustment;

(ii)	extended for a further three (3) months should your performance during the probation is unsatisfactory.

8.1.1	Notwithstanding anything above, at the end of your probationary period or extended probationary period, your employment with the Company shall not be deemed to be confirmed unless a confirmation letter endorsed by the Human Resources Department is issued to you.

8.2	Termination/Resignation

8.2.1	During the probationary period or extended probationary period, your employment may be terminated by either party by giving one (1) week’s notice in writing or one (1) week’s salary in lieu of notice provided always that: -

your service shall be terminated forthwith without notice in the event of wilful neglect or misconduct or breach of any express or implied terms and conditions of employment or refusal on your part to carry out instructions given by the management including a refusal to transfer.

8.2.2	Upon confirmation, your employment may be terminated by either party by giving two (2) month’s notice in writing or two (2) month’s salary in lieu of notice provided always that: -

your service shall be terminated forthwith without notice in the event of wilful neglect or misconduct or breach of any express or implied terms and conditions of employment or refusal on your part to carry out instructions given by the management including a refusal to transfer.

8.2.3	You hereby expressly agree that you shall not resign or terminate this letter of offer prior to the Commencement Date.

8.3	Medical Board Out

8.3.1	Notwithstanding Clause 8.2.1. and Clause 8.2.2., in the event that you are suffering from serious medical illness, the Company shall have the rights to terminate your employment with the Company immediately upon giving a written notice of termination provided that:

(a)	the Company shall first consider the medical advice from at least a registered medical practitioner in relation to your medical conditions in order to ascertain on the fitness to perform your original duties as required under your employment with the Company. In this regard, you hereby agree to cause yourself to attend at the registered medical practitioner(s) appointed by the Company should the Company directs you to attend as such in order for the said medical practitioner(s) to ascertain your medical conditions;

(b)	if the medical evidence reveals that you are unfit to perform your original duties under your employment with the Company, the Company may offer you any such alternative job which is suitable to be performed after considering your medical condition whereby such alternative job offer may be of lower pay or otherwise;

(c)	if any such alternative job has been offered by the Company to you and you subsequently refuse, omit and/or neglect to accept the alternative job offer, the Company shall be entitled to terminate this letter of offer without notice or payment in lieu thereof. Such termination shall not in any way constitutes an unfair or unlawful dismissal.

9.	TRANSFER

You shall be subjected to transfer as and when required by the Company. A transfer may be effected to other departments or branches or subsidiaries or related companies through a change in job functions whether to a place of work in Malaysia or otherwise. Transfer herein shall include secondment.

10.	RETIREMENT

You shall retire from service upon attaining the age of 60. For the purpose of ascertaining the date, month and year of your retirement, the Company shall rely upon the date of birth appearing on the National Registration Identity Card (“NRIC”). Upon your retirement of your service, however, the Company may at its discretion, offer you re-employment with the Company on fresh terms and conditions of services.

11.	COMPANY PROPERTY

11.1	In the course of your employment with the Company, you may be provided with Company’s property (including but not limited to Company’s laptop, mobile phone, tablet, tools etc.) in order for you to carry out your duties and responsibilities effectively. Such belongings must be returned to the Company upon expiry of the employment without renewal (for fixed term employment), termination and/or otherwise prior determination of this letter of offer or upon request by the Company as and when required.

(a)	you shall return all Confidential Information in your possession to the Company;

(b)	you shall delete and destroy all soft copy of the Confidential Information in your personal possession (but does not include Confidential Information contain in any Company’s property such as Company’s laptop and mobile phone);

(c)	for the avoidance of doubt, any Company’s property (including but not limited to Company’s laptop, mobile phone, tablet, tools etc.) in your possession shall also be returned by you to the Company without intentional malfunctioning or deletion, corruption or otherwise destroy of Confidential Information therein; and

(d)	the Company may require you to confirm the return of the Confidential Information and also the deletion and destroy of soft copy thereof in your personal possession in writing in the form and manner as the Company’s deem fit and proper even after you cease to be employed by the Company and you agree to provide full cooperation in relation thereto. 12. CODE OF CONDUCT AND DISCIPLINES

You shall abide by the code of conduct at all times, as laid down in the Company’s employee handbook. The employee handbook shall form part of this contract of service. The Company shall be permitted to amend such employee handbook from time to time at the Company’s sole and absolute discretion. Upon notification in writing by the Company to you on any amendment to the employee handbook by publication of such amendment to your email or otherwise on the notice board at the Company’s premises, such amendment shall be deemed incorporated and supplemented by reference to this letter of offer and form part of the contract of service.

13.	CONFLICTS OF DUTY

You shall not without prior written consent of the Company during the continuance of your employment be engaged or interested either directly or indirectly on any capacity in any trade, business, occupation or activities which in the opinion of the Company may hinder or otherwise interfere with the performance of your duties which may conflict with the interest and business of the Company.

14.	CONFIDENTIALITY AND FIDELITY

14.1	“Confidential Information” shall mean all and every information, document, source code or otherwise in tangible or intangible form which is :-

(a)	marked “confidential”, “private and confidential” or similar term; and/or

(b)	not marked “confidential”, “private and confidential” or similar term but you know or ought to know that it is confidential in nature;

which is related, linked, associated with the Company, its related corporation or their respective clients, suppliers or otherwise which may include but not limited customer information, price lists, quotation, drawings, designs etc. whereby unauthorised disclosure thereof may cause loss to the Company and/or its related corporation.

14.2	The Confidential Information shall only be used for the purpose of you performing your duty. The Confidential Information shall only be disclosed by you to: -

(a)	your colleagues in Company and/or related companies;

(b)	Company’s and/or related companies’ customers to whom such Confidential Information relates provided always that disclosure as such shall be made in a manner which will not prejudice the interests of the Company and/or related companies;

(c)	professional advisers of the Company and/or related companies; or

(d)	such third party which is approved by the Company and/or related companies; all on a “need-to-know” basis.

14.3	Save for permitted disclosure in Clause 13.2. above, you shall not at any time during and/or after the period of your employment with the Company disclose or cause to be disclosed to any third party any Confidential Information and shall at all times during and after your employment with the Company comply with the Company’s policy on Confidential Information.

14.4	You shall observe utmost confidentiality and secrecy of all Confidential Information received by you or entrusted to you or which you may have access to in the course of your employment and you shall act with utmost fidelity. The Confidential Information may be required to be returned to the Company upon request by the Company as and when required.

15.	VARIATION

15.1	The terms and conditions of your employment will be strictly governed by this Contract. This Contract constitutes the entire understanding between the Parties and supersedes any and all previous understanding between the Parties with respect to the subject matter hereof.

15.2	The Company reserves the right to introduce, modify, amend, change or annul any terms and conditions of employment herein at any time during its operation.

15.3	Employees affected by such changes shall be informed in writing by the Company.

If you are agreeable to the above terms and conditions of the Employment, kindly confirm your acceptance by signing and returning the duplicate copy of this letter for our file and record. Please take note that this offer will be valid for one (1) week from the date of this letter. If we do not hear from you within this period, this offer will be deemed to be cancelled and we are not obliged to hold the position open for you.

Yours faithfully,

TREASURE GLOBAL INC	WITNESS BY:

Jessica
HR DEPARTMENT	DIRECTOR

CONFIRMATION OF ACCEPTANCE

I, PUSPARAJAN A/L VADIVELOO, (NRIC No. [******]), hereby agree and accept the above Contract of Employment as Financial Controller and agree to abide by the terms and conditions of employment stated herein.

I will commence work with TREASURE GLOBAL INC on 10th December 2025.

Signature of Employee	Date:	________________29/09/2025